SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2002


                         ACI TELECENTRICS, INCORPORATED
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         000-21557                                               41-1572571
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                        3100 West Lake Street, Suite 300
                          Minneapolis, Minnesota 55416
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 928-4700
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         ACI Telecentrics, Incorporated hereby amends its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on December 13, 2002, to include Item 7 (c) Exhibit 16, letter from Deloitte & Touche LLP.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not applicable.

         (b)      Proforma financial information:

                           Not applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following signatures.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ACI TELECENTRICS INCORPORATED


                                                   By /s/ Rick Diamond
                                                      --------------------------
Date:  December 17, 2002                              Rick Diamond
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

                         ACI Telecentrics, Incorporated
                            Form 8-K/A Current Report
                                (Amendment No. 1)






Exhibit Number             Description
       16                  Letter from Deloitte & Touche LLP